Exhibit 99.1

Press Release
www.shire.com

Notification of major interests in shares

October 31, 2014 - Shire plc (LSE: SHP, NASDAQ: SHPG)

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:	Shire plc
2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights	Yes
An acquisition or disposal of qualifying financial instruments which may result in the acquisition of shares already issued to which voting rights are attached	No
An acquisition or disposal of instruments with similar economic effect to qualifying financial instruments	No
An event changing the breakdown of voting rights	No
Other (please specify):	No

3. Full name of person(s) subject to the notification obligation:	FMR LLC
4. Full name of shareholder(s) (if different from 3.):	See Section 9
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	30th October 2014
6. Date on which issuer notified:	31st October 2014
7. Threshold(s) that is/are crossed or reached:	5%

8. Notified details:
A: Voting rights attached to shares
Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Indirect	Direct	Indirect	Direct	Indirect
JE00B2QKY057	29,221,937	29,221,937	29,648,433		29,648,433		5.02

B: Qualifying Financial Instruments
Resulting situation after the triggering transaction
Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

C: Financial Instruments with similar economic effect to Qualifying Financial Instruments
Resulting situation after the triggering transaction
Type of financial instrument	Exercise price	Expiration date	Exercise/ Conversion period	Number of voting rights instrument refers to	% of voting rights
					Nominal	Delta

Total (A+B+C)
Number of voting rights	% of voting rights
29,648,433	5.02

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:
Custodian	Day to Day IM	Total
	CROSBY ADVS LLC-CROSBY ADVISORS LLC	16,700
BANK OF NEW YORK MELLON	FMRC-FMR CO., INC	18,800
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	160,094
BROWN BROTHERS HARRIMAN AND CO	FMR UK-FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.	42,900
	FMRC-FMR CO., INC	6,548,374
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	16,530
	PGATC-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	264,879
CIBC MELLON TRUST (C)	PGA ULC-PYRAMIS GLOBAL ADVISORS (CANADA) ULC	38,200
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	6,523
	PGATC-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	13,200
CITIBANK NA	FMRC-FMR CO., INC	3,724,065
CITIBANK NA, HONG KONG BR (S)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	7,197
DEUTSCHE BANK ALEX BROWN (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	3,600
GOLDMAN SACHS AND CO	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	7,200
JP MORGAN, BOURNEMOUTH (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	3,257
	PGATC-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	16,395
JPMORGAN CHASE BANK	FMR UK-FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.	422,700
	FMRC-FMR CO., INC	7,704,519
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	900
	PGATC-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	13,523
	SELECTCOLLC-FIDELITY SELECTCO, LLC	150
MELLON BANK NA (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	48,242
MORGAN STANLEY AND CO LLC	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	1,200
NATIONAL BANK TRUST (C)	PGATC-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	6,880
NATIONAL FINANCIAL SERVICES(C)	SAI-STRATEGIC ADVISERS, INC.	1,603
NORTHERN TRUST CO (C)	FMR UK-FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.	1,110,100
	FMRC-FMR CO., INC	1,972,600
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	88,401
	PGATC-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	11,550
ROYAL TRUST- TORONTO (C)	PGATC-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	4,043
STATE STR BK AND TR CO LNDN (C	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	5,172
STATE STREET BANK AND TR CO	FMR UK-FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.	532,100
	FMRC-FMR CO., INC	5,960,380
	PGA ULC-PYRAMIS GLOBAL ADVISORS (CANADA) ULC	504,500
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	228,057
	PGATC-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	136,032
US BANK NA (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	7,868
Grand Total		29,648,433

Proxy Voting: 10. Name of the proxy holder:	FMR LLC
11. Number of voting rights proxy holder will acquire:	426,496
12. Date on which proxy holder will acquire voting rights:	30th October 2014

13. Additional information:	None
14. Contact name:	Nina Collomosse
15. Contact telephone number:	fil-regreporting@fil.com, 01737 837092

Contact at Shire plc: Tony Guthrie, Deputy Company Secretary, 01256 894746

For further information please contact:

Investor Relations

Jeff Poulton	jpoulton@shire.com	+1 781 482 0945

Sarah Elton-Farr	seltonfarr@shire.com	+44 1256 894157

NOTES TO EDITORS

Shire enables people with life-altering conditions to lead better lives.

Our strategy is to focus on developing and marketing innovative specialty medicines to meet significant unmet patient needs.

We focus on providing treatments in Neuroscience, Rare Diseases, Gastrointestinal, and Internal Medicine and we are developing treatments for symptomatic conditions treated by specialist physicians in other targeted therapeutic areas, such as Ophthalmology.

www.shire.com